PROSPECTUS SUPPLEMENT TO

                         VAN ECK/CHUBB FUNDS PROSPECTUS

                                DATED MAY 1, 2001


EFFECTIVE MAY 1, 2001

Each Fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4:00 p.m. Eastern Time when the Fund calculates its net asset value "NAV".

Several of the securities in which some of the Funds invest are traded in markets that close before that time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Funds' NAVs.

However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.


                     PROSPECTUS SUPPLEMENT DATED MAY 1, 2001